UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 16, 1999
                Date of Report (Date of earliest event reported)



                               SALANT CORPORATION
               (Exact name of registrant as specified in charter)



DELAWARE                        0-2433                            13-3402444
(State or other            (Commission File                     (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)



1114 Avenue of the Americas, New York, New York                         10036
(Address of Principal Executive Offices)                             (Zip Code)



                                 (212) 221-7500
              (Registrant's telephone number, including area code)



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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  On April 16, 1999, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order (the
"Confirmation Order") confirming the First Amended Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999 (the "Plan"). The effective date of the Plan is expected to occur in early May 1999 (the
"Effective Date"). A copy of the Plan and the Confirmation Order with accompanying exhibits is attached hereto.

                  The Plan divides claims against, and interests in, Salant into classes and sets forth the treatment afforded to each class. The following is a general summary of the classes and treatment of claims and interests under the Plan. Defined terms used herein and not defined shall have the respective meanings assigned to them in the Plan.

                  Class 1 (Priority Claims) consists of any Allowed Claim, other than a Priority Tax Claim and Administrative Expense, which is entitled to priority of payment under section 507(a) of the Bankruptcy Code. Class 1 is unimpaired under the Plan, and each holder of an Allowed Class 1 Claim will receive Cash in an amount sufficient to render such Claim unimpaired on the latest of (i) the Effective Date, (ii) the date such claim becomes due, and
(iii) the date on which Salant and the claimant otherwise agree.

                  Class 2 (CIT Claim) consists of any and all Claims in respect of the Revolving Credit, Factoring and Security Agreement, dated as of September 20, 1993, as amended, modified or supplemented from time to time, between Salant and the CIT Group/Commercial Services, Inc. ("CIT"), and as ratified and amended pursuant to that certain Ratification and Amendment Agreement, dated as of December 29, 1998. Class 2 is unimpaired under the Plan, and the Class 2 Claim will be treated as mutually agreed upon between Salant and CIT as evidenced by the exit financing facility to be entered into between Salant and CIT.

                  Class 3 (Senior Note Claims) consists of any and all Claims in respect of Salant's 10-1/2% Senior Secured Notes, due December 31, 1998. Class 3 is impaired under the Plan, and each holder of an Allowed Class 3 Claim will receive such holder's pro rata share of 9,500,000 shares of New Common Stock, which in the aggregate will represent 95% of the issued and outstanding shares of New Common Stock, subject to dilution.

                  Class 4 (Miscellaneous Secured Claims) consists of any Claim, other than the CIT Claim, a Senior Note Claim, or an Administrative Expense, that is a secured claim within the meaning of, and to the extent allowable as a secured claim under, section 506 of the Bankruptcy Code. Class 4 is unimpaired under the Plan, and, at Salant's election prior to the Effective Date, on the Effective Date or as soon as practicable thereafter, each holder of an Allowed Class 4 Claim will receive one of the following treatments: (i) the legal, equitable and contractual rights to which such claim entitles such holder will remain unaltered, (ii) such claim will be reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, or (iii) such other treatment as mutually agreed to between Salant and the claimant.

                  Class 5 (PBGC Claims) consists of any and all Claims of The Pension Benefit Guaranty Corporation (the "PBGC"). Class 5 is impaired under the Plan, and the Class 5 Claim will be treated as mutually agreed upon between Salant and the PBGC as evidenced in the PBGC Agreement. A copy of the PBGC Agreement is attached hereto.

                  Class 6 (General Unsecured Claims) consists of any Claim against Salant, other than the CIT Claim, a Miscellaneous Secured Claim, a Senior Note Claim, a Priority Claim, a Priority Tax Claim, an Administrative Expense or any Claim subordinated under section 510(b) of the Bankruptcy Code. Class 6 is unimpaired under the Plan, and, at Salant's election prior to the Effective Date, on the Effective Date or as soon as practicable thereafter, each holder of an Allowed Class 6 Claim will receive one of the following treatments:
(i) the legal, equitable and contractual rights to which such claim entitles such holder will remain unaltered, (ii) such claim will be reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, or (iii) such other treatment as mutually agreed to between Salant and the claimant.

                  Class 7 (Old Common Stock Interests) consists of any Interest evidenced by Old Common Stock or any Claim, if any, relating to Old Common Stock that is subordinated under section 510(b) of the Bankruptcy Code. Class 7 is impaired under the Plan, and each holder of an Allowed Class 7 Claim will receive such holder's pro rata share of 500,000 shares of New Common Stock, which in the aggregate will represent 5% of the issued and outstanding shares of New Common Stock, subject to dilution.

                  Class 8 (Other Interests) consists of any Interest other than an Interest of Old Common Stock. Class 8 is impaired under the Plan, and all such interests will be extinguished and no distributions will be made in respect of Class 8 claims.

                  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the Plan, (ii) the Confirmation Order, (iii) the PBGC Agreement, (iv) the press release, dated April 19, 1999 and (v) the press release, dated April 29, 1999, filed as Exhibits 2.5, 99.3, 99.4, 99.5 and 99.6 , respectively, to this Current Report on Form 8-K, which items are incorporated by reference herein.

                  As of April 16, 1999, there were 14,984,608 shares of Salant's Old Common Stock, par value $1 per share, outstanding. Pursuant to the Plan, on the Effective Date, the Old Common Stock will be cancelled and 10,000,000 shares of New Common Stock will be issued in respect of claims and interests filed and allowed under the Plan. For financial information regarding Salant's assets and liabilities, attached hereto are Projected Condensed Consolidated Balance Sheets (as of the Effective Date) as set forth in the First Amended Disclosure
Statement for Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999, which was previously filed with the Bankruptcy Court.

                  It is anticipated that, immediately prior to the Effective Date, each member of Salant's current Board of Directors (other than Michael Setola) will resign. Pursuant to the Confirmation Order, such members of the Board of Directors that do not resign prior to the Effective Date will be deemed to have resigned immediately prior to the Effective Date. As of the Effective Date, the following five (5) individuals will comprise Reorganized Salant's Board of Directors: Michael Setola; Talton R. Embry; Rose Peabody Lynch; G. Raymond Epson; and Ben Evans.



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
ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                  The following exhibits are filed as part of this report:

Exhibit
Number            Description

2.5               First Amended Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999.

99.3              Order Pursuant to Section 1129 of the Bankruptcy Code Confirming the First Amended Chapter 11
                  Plan of Reorganization of Salant Corporation, dated April 16, 1999.

99.4              Agreement between Salant Corporation and Pension Benefit Guaranty Corporation, dated March 24, 1999.

99.5              Press Release, dated April 19, 1999.

99.6              Press Release, dated April 29, 1999.

99.7              Projected Condensed Consolidated Balance Sheets (as of the Effective  Date).

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                                   Signatures



                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SALANT CORPORATION



Dated:  April 29, 1999                    By:  /s/ Todd Kahn
                                          Todd Kahn,
                                          Chief Operating Officer and
                                          General Counsel



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                                  Exhibit Index

Exhibit
Number            Description

2.5               First Amended Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999.

99.3              Order Pursuant to Section 1129 of the Bankruptcy Code Confirming the First Amended Chapter 11
                  Plan of Reorganization of Salant Corporation, dated April 16, 1999.

99.4              Agreement between Salant Corporation and Pension Benefit Guaranty Corporation, dated March 24, 1999.

99.5              Press Release, dated April 19, 1999.

99.6              Press Release, dated April 29, 1999.

99.7              Projected Condensed Consolidated Balance Sheets (as of the Effective  Date).
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